EXHIBIT 17


                                POWER OF ATTORNEY

                             THE MONTGOMERY FUNDS II
                            THE MONTGOMERY FUNDS III

                                POWER OF ATTORNEY
                                       FOR
                       SECURITIES AND EXCHANGE COMMISSION
                               AND RELATED FILINGS

                    ---------------------------------------

                  Each  of  the   undersigned   Trustees  and  Officers  of  THE
MONTGOMERY FUNDS II and THE MONTGOMERY FUNDS III (collectively, "the Trusts") hereby appoints R. STEPHEN DOYLE, MARK B. GEIST, JULIE ALLECTA and MITCHELL E.
NICHTER   (with   full  power  to  each  of  them  to  act  alone)  his  or  her attorney-in-fact and agent, in all capacities, to execute and to file any documents relating to the Registration Statements on Forms N-8A and N-1A under the Investment Company Act of 1940, under the Securities Act of 1933 of the Trusts and under the laws of the states and other jurisdictions, including any and all amendments thereto, covering the registration and the sale of shares by the Trusts, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive orders or rulings. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

                  The undersigned Trustees and Officers hereby execute this Power of Attorney as of this 16th day of November, 1995.


     /s/   R. Stephen Doyle                       /s/   John A. Farnsworth
-----------------------------------          -----------------------------------
R. Stephen Doyle,                            John A. Farnsworth,
Chairman of the Board,                       Trustee
Principal Executive Officer,
Principal Financial and                          /s/    Jerome S. Markowitz
Accounting Officer and Trustee               -----------------------------------
                                             Jerome S. Markowitz,
                                             Trustee



    /s/   Cecilia H. Herbert                     /s/    Andrew Cox
-----------------------------------          -----------------------------------
Cecilia H. Herbert,                          Andrew Cox,
Trustee                                      Trustee